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                                                                   EXHIBIT 10.33



                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, EXCEPT AS CONTEMPLATED HEREBY. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF ARE ENTITLED TO THE BENEFITS UNDER A CERTAIN THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT DATED AS OF JUNE 18, 1997, AS IT MAY BE AMENDED FROM TIME TO TIME.

                                                        VOID AFTER JUNE 18, 2009


                            WINK COMMUNICATIONS, INC.

               WARRANT TO PURCHASE 525,000 SHARES OF COMMON STOCK

                                   ----------

        THIS CERTIFIES THAT, for value received, the sufficiency of which is hereby acknowledged, General Electric Capital Corporation, or its affiliates within the meaning of Rule 501(b) under the Securities Act of 1933, as amended or permitted assigns, (the "HOLDER"), is entitled to subscribe for and purchase up to 525,000 shares (the "SHARES") (as adjusted pursuant to Section 3 hereof) of fully paid and nonassessable Common Stock, par value $.001 per share (the "Common Stock") of Wink Communications, Inc., a California corporation (the "COMPANY"), at the price of $8.00 per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth. The term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property at the time receivable upon the exercise of this Warrant, after giving effect to all adjustments under Section 3 hereof. Each reference to a number of Shares of Common Stock herein shall mean such number after giving effect to all adjustments under Section 3 hereof. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

        1.     Exercise; Payment.



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        (a) Time of Exercise. This Warrant is fully vested and immediately exercisable for up to 525,000 Shares

        This Warrant may be exercised, in whole or in part, at any time or from time to time from and after June 18, 1997 and before 5:00 p.m., California local time, on June 18, 2009, on any business day, for the full or any partial number of Shares for which this Warrant is then exercisable.

        (b) Method of Exercise.

               (i) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment 1 duly executed) at the principal office of the Company at 1001 Marina Village Parkway, Alameda, California 94501, and by the payment to the Company, by certified or cashier's check or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

               (ii) Net Issue Exercise. In lieu of exercising this Warrant for cash under clause (i), the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

               X = Y (A-B)
                   -------
                        A

Where X  =  the number of Shares to be issued to the Holder.

      Y = the number of Shares for which this Warrant is then being exercised (which number shall be at least the lesser of 50,000 Shares or the remaining number of Shares then exercisable hereunder).

      A  =  the fair market value of one share of the Company's Common Stock.

      B  =  the Exercise Price (as adjusted to the date of such calculation).

               (iii) Fair Market Value. For purposes of this Section 1, the fair market value of the Company's Common Stock shall mean:

                    (A) The average closing ask prices of the Company's Common Stock quoted in the Nasdaq National Market Summary or the closing prices quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value (provided, however, if this Warrant is exercised in connection with the Company's initial public offering of its Common Stock pursuant to an effective registration statement under the



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Securities Act of 1933, as amended (the "IPO"), covering the offering of its
Common Stock for the account of the Company, the fair market value shall be deemed to be the gross price to the public per share in such IPO);

                             (B) If the Company's Common Stock is not traded
Over-The-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors; provided, however, that if such determination is not reasonably acceptable to the Holder, such determination shall be made by an investment banking firm mutually acceptable to the Company and Holder; or, if the Company and the Holder are not able to so mutually agree upon an investment banking firm, then by an investment banking firm selected by two investment banking firms, one selected by the Company and the other selected by the Holder. The Holder shall bear the expense of all such investment banking firms.

               (c) Stock Certificates. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

        2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof and any preemptive or similar rights. The Company shall pay all expenses and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of certificates representing the Shares, provided that the Company shall not be responsible to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of the Shares in a name other than the Holder who surrendered the Warrant in exercise hereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the full exercise of the rights represented by this Warrant, taking into account the application of Section 3 below.

        3. Adjustment of Exercise Price and Number of Shares. Notwithstanding anything to the contrary in this Warrant:

               (a) Adjustments. The Exercise Price per share of this Warrant shall be subject to adjustment from time to time as follows:

                      (i) Issuance of Common Stock and Common Stock Equivalents. If, after the date hereof but prior to an IPO effectuated through a firm commitment underwriting at a price



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per share (prior to underwriter commissions and offering expenses) of not less than $8.00 per share (as appropriately adjusted for any subsequent stock splits, stock dividends, reclassifications or recapitalizations) and with gross proceeds to the Company (prior to underwriter commissions and offering expenses) of not less than $10,000,000, the Company shall issue (or, pursuant to Subsection
(a)(ii)(3) hereof, shall be deemed to have issued) any Common Stock other than "Excluded Stock" (as defined below) for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock (excluding stock dividends, subdivisions, split-ups, combinations, dividends or recapitalizations covered by Subsections (a)(iv), (v), (vi) and (vii)), the Exercise Price in effect immediately after each such issuance shall forthwith be adjusted to a price equal to the quotient obtained by dividing:

                             (1)    an amount equal to the sum of

                                    (y) the total number of shares of Common
Stock out standing (including any shares of Common Stock issuable upon exercise of this Warrant, or deemed to have been issued pursuant to Subsections
(a)(ii)(3) and (a)(iii)) immediately prior to such issuance multiplied by the Exercise Price in effect immediately prior to such issuance, plus

                                    (z) the consideration received by the
Company upon such issuance, by

                             (2)    (y) the total number of shares of Common
Stock outstanding immediately prior to such issuance of Common Stock (including any shares of Common Stock issuable upon exercise of this Warrant or deemed to have been issued pursuant to Subsections (a)(ii)(3) and (a)(iii)) plus

                                    (z) the number of shares of Common Stock
actually issued in the transaction which resulted in the adjustment pursuant to this Subsection (a)(i).

In each such case the Holder, upon the exercise hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (i) dividing the Exercise Price then in effect by the Exercise Price as adjusted as provided above as a result of such sale and (ii) multiplying the quotient by the number of shares of Common Stock called for on the face of this Warrant, subject to Sections 1(a)(ii) and (iii).

                      (ii) Treatment of Certain Issuances. For the purposes of any adjustment of the Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant pursuant to Subsection (a)(i), the following provisions shall be applicable:

                             (1) In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting any discounts or commissions paid or incurred by the Company in connection with the issuance and sale thereof.



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                             (2) In the case of the issuance of Common Stock for
a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as reasonably determined by the board of directors of the Company, in accordance with generally accepted accounting treatment.

                             (3) In the case of the issuance of (x) options to

purchase or rights to subscribe for Common Stock (other than Excluded Stock),
(y) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock), or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                                    (A) the aggregate maximum number of shares
of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Subsections (a)(ii)(1) and (a)(ii)(2) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                                    (B) the aggregate maximum number of shares
of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Subsections (a)(ii)(1) and (a)(ii)(2) above);

                                    (C) on any change in the number of shares of
Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon (x) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change or (y) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change; and

                                    (D) on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance



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of such options, rights, convertible or exchangeable securities or options or rights relate to such convertible or exchangeable securities, as the case may be, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable securities or upon the exercise of the options or rights related to such convertible or exchangeable securities, as the case may be.

                      (A) Excluded Stock.  "Excluded Stock" shall mean:

                             (1) all shares of Common Stock issued and
outstanding on April 11, 1997;

                             (2) all shares of Series A Preferred Stock, Series
B Preferred Stock and Series C Preferred Stock of the Company (in each case, outstanding on the date of this Warrant), and the Common Stock into which such shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are convertible;

                             (3) up to 17,500 shares of Series B Preferred Stock
of the Company, 500,000 shares of Common Stock, and 125,000 shares of Common Stock issuable upon exercise of warrants issued to Venture Lending & Leasing, Inc., Benchmark Capital Partners, L.P. and Benchmark Founders Fund, L.P., and WC Investors, LLC, respectively, up to 375,000 shares of Common Stock issuable upon exercise of warrants issued to NBC Multimedia, Inc. and up to 525,000 shares of Common Stock issuable upon exercise of this Warrant; and

                             (4) up to 3,000,000 shares of Common Stock or other
securities issued after February 1, 1995 to employees, officers, directors, contractors, advisors, consultants, banks, lessors or vendors of the Company;

All outstanding shares of Excluded Stock (including shares issuable upon conversion of the Company's Series A Preferred Stock , the Series B Preferred Stock and the Series C Preferred Stock) shall be deemed to be outstanding for all purposes of the computations of Subsection(a)(i).

                      (iii) Stock Splits and Stock Dividends. If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price shall be proportionately decreased and the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase of outstanding shares. Such adjustment shall become effective at the close of business on the date the dividend, subdivision or split-up becomes effective.

                      (iv) Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price shall be proportionately increased and the number of shares of Common Stock issuable on exercise of this



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Warrant shall be decreased in proportion to such decrease in outstanding shares.
Such adjustment shall become effective at the close of business on the date the combination becomes effective.

                      (v) Certain Dividends. In case the Company shall declare a dividend upon its Common Stock generally payable otherwise than out of retained earnings or shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the date of such dividend or distribution by a fraction, the numerator of which is the Aggregate Valuation of the Company as of such date less the fair market value of the cash, securities, indebtedness, assets or rights so distributed and the denominator of which is the Aggregate Valuation of the Company. For purposes hereof, "Aggregate Valuation of the Company" shall mean the Fair Market Value of one share of the Company's Common Stock, determined in the manner set forth in Section 1(b)(iii), multiplied by the total number of shares of Common Stock outstanding (including any shares of Common Stock issuable upon exercise of this Warrant, or deemed to have been issued pursuant to Subsections 3(a)(ii)(3) and 3(a)(iii)) as of such date.

                      (vi) Reorganization; Reclassification. In the case, at any time after the date hereof, of any capital reorganization, or any reclassification of the stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another person (other than a consolidation or merger in which the Company is the continuing entity and which does not result in any change in the Common Stock), or a sale or transfer of all or substantially all of the Company's assets, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and aggregate number of shares of stock or other securities or property of the Company or other entity to which the Holder would have been entitled if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, such Holder had exercised this Warrant in full (subject to all adjustments under this Section 3). The provisions of this clause
(vii) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or sales.

                      (vii) All calculations under this Subsection (a) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as appropriate.

               (b) Minimal Adjustments. No adjustment in the Exercise Price need be made if such adjustment would result in a change in the Exercise Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Exercise Price. If, after one or more adjustments to the Exercise Price pursuant to this Section 3, the Exercise Price cannot be reduced further without falling below the greater of (i) $0.001 or (ii) the lowest positive exercise price legally permissible for warrants to acquire shares of Common Stock, the Company shall make further adjustment to compensate the holder, consistent with the foregoing principles, as the Board of Directors, acting in good faith, deems necessary,



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including an increase in the number of Shares issuable upon exercise of outstanding Warrants and/or a cash payment to the Holder.

        4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

        6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Shares and the issuance of this Warrant pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

        7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "ACT"), except as contemplated hereby. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward public distribution or resale, except as contemplated hereby.

               (b) The Holder understands that the Warrant and the Shares have not been registered under the Act in reliance upon a specific exemption, which exemption depends upon, among other things, the bona fide nature of its investment as expressed in the Warrant Purchase Agreement dated as of the date hereof (the "Agreement"). In this connection, the Holder understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold the Warrant or the Shares for a period of one year or any other fixed period in the future. The Holder further understands that the Warrant and/or the Shares must be held indefinitely and are not fully transferable unless subsequently registered under the Act or unless an exemption from registration is otherwise available. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "CALIFORNIA LAW") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

               (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

               (d) The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        8.     Restrictive Legend.

               The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, EXCEPT AS CONTEMPLATED HEREBY. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The Shares issuable upon exercise of this Warrant are entitled to the benefits under and shall be stamped or imprinted with all legends required by that certain Third Amended and Restated Investor Rights Agreement, dated as of June 18, 1997.

        9.     Restrictions Upon Transfer and Removal of Legend.

               (a) The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

               (b) Notwithstanding the provisions of paragraph (a) above, no opinion of counsel or "no-action" letter shall be necessary for a transfer without consideration by any Holder (i) to an affiliate of the Holder, (ii) if such Holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such Holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such Holder, or (iv) by gift, will or intestate succession of any individual Holder or individual partner of a Holder, in whole or in part, to his spouse or siblings, or to the lineal descendants or ancestors of such Holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder. Subject to the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by Holder. Upon any partial transfer, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the portion of the Warrant not so transferred and shall issue to that transferee a new Warrant or Warrants relating to the portion of this Warrant so transferred. Each person who is a transferee of all or any portion of this Warrant in accordance herewith shall be deemed a Holder entitled to all of the benefits and rights hereunder.

               (c) In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Attachment 3).

               (d) The legend relating to the Act endorsed on this Warrant or stock certificate and the stop transfer instructions with respect to the Warrant or the Shares represented by such certificate shall be removed and the Company shall issue a new Warrant or certificate, as applicable, without such legend to the Holder of the Warrant or such Shares if the transfer of such Shares is registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such Holder provides to the Company an opinion of counsel for such Holder of the Warrant or the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule 144.

               (e) In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnification reasonably satisfactory to it. An applicant for such a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

        10. Rights of Shareholders. No Holder of this Warrant shall be entitled, as a Warrant Holder, to vote or receive dividends or be deemed the Holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, each Holder shall be entitled to the rights and benefits in and shall be bound by the obligations of that certain Third Amended and Restated Investor Rights Agreement dated as of June 18, 1997 as set forth therein (as the same may be modified in accordance therewith).

        11. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

        12. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

        13. Change. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        14. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through reorganization, recapitalization, consolidation, merger, dissolution, issue, sale or repurchase of securities, sale of assets or any other voluntary action, intentionally avoid or seek to avoid, directly or indirectly, the observance or performance of any of the terms of this Warrant or the wrongful denial of any of the benefits or rights (including, without limitation, protection against dilution) intended to be conferred to the Holder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of the Warrant against impairment.

        15. Limitations on Assignment. The right to purchase Shares hereunder may not be assigned as to any Shares for which this Warrant is not exercisable, except to any of the affiliates within the meaning of Rule 501(b) of the Securities Act of 1933, as amended.

        Issued this 18th day of June 1997.


                                             WINK COMMUNICATIONS, INC.


                                             By:    /s/ Maggie Wilderotter
                                                    ----------------------------
                                                    Maggie Wilderotter
                                                    Chief Executive Officer and
                                                    President

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO:     WINK COMMUNICATIONS, INC.
        1001 Marina Village Parkway
        Alameda, CA 94501
        Attention:  President

1. The undersigned hereby elects to purchase __________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant.

2.      Method of Exercise (Please mark the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b)(ii) of the Warrant.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        _________________________________
                                     (Name)

                        _________________________________

                        _________________________________
                                    (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.

                                            ________________________________
                                                    (Signature)

______________________________              Title: __________________________
               (Date)

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER  :     _________________________

SELLER     :     WINK COMMUNICATIONS, INC.

COMPANY    :     WINK COMMUNICATIONS, INC.

SECURITY   :     COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK
                 PURCHASE WARRANT ISSUED ON _____ ___, 1997

AMOUNT     :     __________ SHARES

DATE       :     ______________


In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

        (a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

        (b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for a period of one year or any other fixed period in the future.

        (c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities. In addition, Purchaser understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless the transfer thereof is registered under the Securities Act or such registration is not required in the opinion of counsel (which may include counsel for Purchaser) reasonably acceptable to the Company.

        (d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

        The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

        (e) Purchaser agrees, in connection with the Company's initial public offering of the Company's securities, that, upon request of the Company or the underwriters managing any underwritten offering of the Company's Securities, not to publicly sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company in a public transaction held by the undersigned (other than those securities included in the registration) without the prior written consent of the Company or such underwriters, as the case may be for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided that the officers and directors of the Company who own stock of the Company have also agreed to such restrictions.

        (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 may have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                        PURCHASER

                                        By:     ________________________________

                                        Title:  ________________________________

                                        Date:   ________________________________

                                  ATTACHMENT 3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of WINK COMMUNICATIONS ,INC., with full power of substitution in the premises.

        Dated: ____________________


                                        _______________________________________


                                        By:_____________________________________
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)



                                        _______________________________________

                                                     (Address)


Signed in the presence of:


----------------------------
* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.